Item 1: Report to Shareholders

Capital Appreciation Fund	June 30, 2007

The views and opinions in this report were current as of June 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The first half of 2007 was favorable for equity investors. The S&P 500 Stock Index’s return of 6.96% over the past six months was fueled by strong global economic growth, reasonable earnings expansion, relatively low interest rates, accelerating private-equity takeover activity, and moderate valuations. While the returns of the bond and convertible markets lagged those of the equity market, your fund was still able to produce solid absolute returns that exceeded those of the all-equity S&P 500. Thanks in part to our bond and convertible holdings, as well as our stock selection, we enjoyed especially strong returns on a risk-adjusted basis, which we will delve into below.

HIGHLIGHTS

• The stock market produced solid returns in the first six months of the year thanks to strong global growth and an active takeover market, among other factors.

• Despite holding part of its assets in bonds and cash, which had more muted returns, your fund’s return exceeded that of the all-equity S&P 500 Stock Index.

• As bond yields have increased and become more attractive relative to cash, we have modestly increased our bond weighting.

• We see the best values now in large-capitalization, high-quality companies, which should fare better if investors become more averse to risk.

INVESTMENT OBJECTIVE AND PROCESS

Before we examine the fund’s short-term results, let’s walk through in order of importance what we are trying to accomplish for our shareholders on a longer-term basis. First and foremost is capital preservation. A central part of our value proposition revolves around minimizing losses in difficult environments to preserve shareholder capital. While we do not mean to imply that the Capital Appreciation Fund will never lose money, we strive to outperform the broader market in difficult markets by investing in securities with limited downside risk and very attractive risk/reward characteristics.

Second, we look to generate equity-like returns over a full stock market cycle with less risk. In practice, this means we seek to generate returns in line with, or a little better than, the market over time, but with less volatility. Our focus on securities with limited downside risk and asymmetric risk/reward characteristics, our convertible bond holdings, and our short-term money market and bond exposure should help to accomplish this goal.

Finally, we hope to beat our benchmarks over time. We should be clear we do not manage to these benchmarks. If given the choice between preserving shareholder capital and doing well against our indexes, we would choose the former.

PERFORMANCE

How did we do over the last six months on these three objectives? First, we exceeded our goal of capital preservation, generating a 7.42% return over the last six months and 19.36% over the past year. (Returns for Advisor Class shares were slightly lower due to their differing fee structure.)

While preserving shareholder capital in a strong equity market is not that difficult, we have built the portfolio with an understanding that not all market environments will be so rosy. With regard to our second objective of generating equity-like returns with less risk, we met that goal as well. Over the past six months, we generated nearly 107% of the S&P 500’s return, but only took on 65% of the index’s risk to achieve that return (using standard deviation as a proxy for risk). Strong common stock selection allowed us to generate returns in excess of the market with less risk.

In terms of our third objective, we beat both our Morningstar and Lipper benchmarks. We delivered a 7.42% return relative to the 5.51% return of the Morningstar Moderate Allocation category and the 6.79% return of the Lipper Flexible Portfolio Funds Index.

While we are encouraged with our first-half performance, we do not invest on a six-month horizon. We are much more concerned with meeting our clients’ long-term objectives. As long-term investors, we typically have a three- to five-year time horizon for nearly every name we add to the portfolio. We hope to retain and attract clients with a similar investment time horizon who share our three objectives.

PORTFOLIO REVIEW

The industrials and business services sector generated solid returns for our clients in the first half of 2007, led by holdings in Tyco International and Honeywell International. Tyco rallied as it broke itself into three separate companies at the end of the second quarter. The breakup of the company highlighted the sizable discount at which the three entities traded relative to their new peers in the health care, electronics, and fire and security sectors. We continue to hold large positions in all three companies. (Please refer to the fund’s portfolio of investments for a complete listing of our holdings and the amount each represents in the portfolio.)

The energy sector produced very strong returns powered by high oil prices, strong global economic growth, weak non-OPEC production growth, near-record North American refining margins, and rising tensions in the Middle East. While we were underweight this sector, our common stock positions in Murphy Oil and Total, as well our convertible holdings in Peabody Energy, Schlumberger, and Oil States International, contributed to strong absolute returns. In our last correspondence with you, we discussed why Murphy Oil had been a laggard in this “hot” sector and why we liked it long term. Murphy rallied in the first half of the year as investors began to fully appreciate its new production in Malaysia coming on stream in the latter part of 2007. The new fields should play an important role in materially increasing Murphy’s production profile over the next few years.

Our investments in Intel and Dell fueled strong returns within the information technology sector. In the case of Dell, the stock outperformed as former CEO and founder Michael Dell returned to the company. We continue to believe that Dell’s current earnings do not meet the potential of its business model.

Other stocks that aided first-half performance included PPL, AT&T, International Paper, and Wyeth. PPL, a Pennsylvania utility, was the top contributor for your fund over the last six months. Investors began to appreciate the embedded earnings power of PPL, which should emerge in 2010 once the company is allowed to sell unregulated power at market rates. AT&T rallied due to strong wireless results, good execution on its merger with Bell South, and accelerating revenue and earnings growth. International Paper rose due to increasing consolidation within the paper market that is reducing overcapacity and creating a better long-term pricing environment. Wyeth was a solid contributor as it continued to post good earnings results, and the market finally began to take notice of this attractively valued company that was (and is) trading at a discount to most of its peers despite a more promising new drug pipeline. The company also boasts a stronger business mix than its competitors—one tilted toward vaccines, biotech, and consumer business and away from small-molecule drugs.

Some of our poorest returns came from our holdings in commercial banks. First Horizons and U.S. Bancorp both lagged the market over the last six months. First Horizons struggled with a bloated cost structure, a very difficult yield curve environment, and tough conditions within its capital markets business. We continue to like First Horizons due to its above 4% dividend yield, which limits the downside of our investment. We also appreciate the firm’s new management, the upside earnings potential in a better yield curve environment, and the value of its Tennessee franchise to other large banks in a potential sale.

Other names that performed poorly in the first half of 2007 include Genworth Financial and Centex. Investors punished Genworth Financial for its domestic mortgage insurance business, but we perceive this as an example of the market throwing the baby out with the bath water. Genworth generates less than 20% of its earnings from its domestic mortgage business, which undeniably will be under modest pressure in the near term due to the U.S. housing correction. However, the other 80% of Genworth is performing quite well, overall returns on equity are increasing, and earnings per share are growing in the low to mid-teens. We see significant upside in the stock over the next three to five years as investors realize that there is more to Genworth than its domestic mortgage insurance business. While we believe that the U.S. housing market will take an extended period to correct, we see significant opportunities in a number of companies that have exposure to housing and are trading at sizable discounts to their long-term intrinsic value. These include Home Depot, Lowes, Newell Rubbermaid, Centex, and Fortune Brands.

PORTFOLIO STRATEGY AND OUTLOOK

We continue to have a cautious view of the stock market in general. This view is not a function of excessive market valuations; indeed, we see valuations as still reasonable, especially within large-capitalization stocks. Nor does it reflect a weakness in corporate balance sheets, which are still in good shape with modest financial leverage. Rather, our caution is a function of our perception that the market is systematically underpricing risk. We are currently experiencing a period of strong global growth, low interest rates, minimal defaults, strong emerging markets growth, and low credit spreads. While we don’t try to predict when these trends will reverse, history suggests that all of these dynamics will turn around at some point in the future.

Whether these trends reverse in a month, a year, or five years, investors and companies who have underpriced risk are likely to be hurt. Highly leveraged firms, very cyclical businesses, and lower-quality companies in general will also be profoundly affected. Your portfolio management team has positioned the fund to minimize exposure to the sectors, securities, and asset classes that are most likely to be at the center of the storm when we experience the inevitable reversal of conditions.

Conversely, we see value primarily in large-capitalization, high-quality companies. These companies make up an increasing portion of your portfolio. For the most part, these firms are trading at or below market multiples, have faster long-term earnings growth rates, are more defensive, have higher dividend yields, generate higher returns on capital, and represent more durable franchises than the overall market.

Why are these stocks out of favor? For the most part, they are not exciting, are mostly not leveraged buyout or takeover candidates, and don’t attract the attention of the “fast money” crowd on Wall Street. A central tenet of our investment approach is summed up by Benjamin Graham’s old adage that in the short term the stock market is a voting machine, but in the long run it is a weighing mechanism. Investors’ prejudices can drive stock prices in the short term, but fundamentals will drive prices in the long term. It has been our experience that stocks typically do not trade at sizable discounts to intrinsic value over long periods, as the market tends to be more efficient with time.

A portfolio of this nature should also help reduce risk. We believe the majority of our holdings are better-than-average companies trading at a discount to their intrinsic value, which will tend to limit their downside over time. In addition, the above-average dividend yields and quality profile of our portfolio should help us meet our first objective of capital preservation in difficult environments.

You may notice that our exposure to the bond market increased in the first half of 2007 from around 4% of your portfolio to a bit more than 10%. Six months ago, we felt that our large short-term money market allocation provided better yields, no duration risk, and less credit risk than investing in the bond market. That strategy turned out to be successful as our short-term money market investment allocation outperformed the bond market in the first half of 2007. Following the sell-off in the bond market in May and June, however, high-quality bonds became more attractive, and we took advantage of the downturn to purchase intermediate-term Treasury bonds and a couple of select high-quality, highly rated corporate bonds. A secondary consideration for our bond purchases was our analysis that demonstrated that high-quality bonds have tended to perform quite well in negative equity markets. To the extent that the bond market continues to weaken, we are likely to continue to add to our high-quality bond portfolio in the upcoming months.

IN CLOSING

In March, we announced that Jeff Arricale would take over portfolio management of the T. Rowe Price Financial Services Fund on a full-time basis and relinquish his portfolio management duties of the Capital Appreciation Fund. We thank Jeff for his contributions to the Capital Appreciation Fund, and we are delighted that he will continue to contribute in the future as a member of the fund’s Investment Advisory Committee. Jeff’s expertise in financial services and his work with our global team of financial analysts is already proving to be most helpful. The Investment Advisory Committee that is responsible for the oversight of your fund is made up of portfolio managers, quantitative analysts, fixed-income analysts, and equity analysts with many years of investment experience. Our team is also supported by one of the industry’s strongest global research platforms. We are confident that our deep team can continue to provide you with attractive returns while using a risk-aware approach.

Thank you for the confidence you have placed in us.

Respectfully submitted,

David R. Giroux
Executive vice president of the fund and chairman of its Investment
Advisory Committee

Jeffrey W. Arricale
Member of the Investment Advisory Committee

July 20, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2007 ERRATUM

Effective May 1, 2007, the fund’s operating policy that sets forth the percentage of the fund’s “total bond assets” that may be invested in noninvestment-grade securities is hereby corrected to remove the word “bond” and refer to “total assets” instead.

RISKS OF INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed-income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Morningstar Moderate Allocation Average: Tracks the performance of funds that seek both moderate capital appreciation and income by investing in stocks, bonds, and cash.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

**Investor Class**

| | 6 Months Ended 6/30/07‡ | Year Ended 12/31/06‡ | 12/31/05‡ | 12/31/04 | 12/31/03 | 12/31/02 |
|---|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | | |
| Beginning of period | $ 20.62 | $ 20.06 | $ 19.49 | $ 17.50 | $ 14.21 | $ 14.64 |
| Investment activities | | | | | | |
| Net investment income | 0.25 | 0.48 | 0.33 | 0.29 | 0.25 | 0.33 |
| Net realized and unrealized gain (loss) | 1.28 | 2.44 | 1.01 | 2.38 | 3.36 | (0.25) |
| Total from investment activities | 1.53 | 2.92 | 1.34 | 2.67 | 3.61 | 0.08 |
| Distributions | | | | | | |
| Net investment income | – | (0.50) | (0.30) | (0.29) | (0.26) | (0.28) |
| Net realized gain | – | (1.86) | (0.47) | (0.39) | (0.06) | (0.23) |
| Total distributions | – | (2.36) | (0.77) | (0.68) | (0.32) | (0.51) |
| **NET ASSET VALUE** | | | | | | |
| **End of period** | **$ 22.15** | **$ 20.62** | **$ 20.06** | **$ 19.49** | **$ 17.50** | **$ 14.21** |

**Ratios/Supplemental Data**

| | | | | | | |
|---|---|---|---|---|---|---|
| **Total return^** | **7.42%** | **14.54%** | **6.85%** | **15.29%** | **25.47%** | **0.54%** |
| Ratio of total expenses to average net assets | 0.71%† | 0.73% | 0.76% | 0.78% | 0.83% | 0.85% |
| Ratio of net investment income to average net assets | 2.35%† | 2.30% | 1.66% | 1.84%+ | 1.85% | 2.39% |
| Portfolio turnover rate | 43.1%† | 53.7% | 12.1% | 17.6% | 17.9% | 17.6% |
| Net assets, end of period (in millions) | $ 10,858 | $ 9,312 | $ 7,384 | $ 4,962 | $ 2,942 | $ 1,853 |

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

\+ Includes the effect of a one-time special dividend (0.29% of average net assets) that is not expected to recur.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

## Portfolio of Investments †

(Cost and value in $ 000s)

| | Shares/$ Par | Value |
|---|---|---|
| **COMMON STOCKS 62.7%** | | |
| **CONSUMER DISCRETIONARY 9.4%** | | |
| **Diversified Consumer Services 1.6%** | | |
| H&R Block | 5,939,000 | 138,795 |
| ServiceMaster | 2,420,900 | 37,427 |
| | | 176,222 |
| **Household Durables 1.2%** | | |
| Centex | 763,724 | 30,625 |
| Fortune Brands | 419,300 | 34,538 |
| Newell Rubbermaid | 2,120,000 | 62,392 |
| | | 127,555 |
| **Internet & Catalog Retail 0.5%** | | |
| Liberty Media Interactive, Class A (1) | 2,681,600 | 59,880 |
| | | 59,880 |
| **Media 3.0%** | | |
| Cablevision Systems, Class A (1) | 2,413,800 | 87,355 |
| EchoStar Communications, Class A (1) | 565,000 | 24,504 |
| Liberty Media Capital, Class A (1) | 573,700 | 67,513 |
| New York Times, Class A | 1,400,000 | 35,560 |
| Time Warner | 5,573,000 | 117,256 |
| | | 332,188 |
| **Specialty Retail 3.1%** | | |
| Home Depot | 4,615,000 | 181,600 |
| Lowes | 2,026,400 | 62,190 |
| TJX | 3,345,000 | 91,988 |
| | | 335,778 |
| Total Consumer Discretionary | | 1,031,623 |
| **CONSUMER STAPLES 5.7%** | | |
| **Beverages 2.4%** | | |
| Anheuser-Busch | 2,201,000 | 114,804 |

| | | |
|---|---|---|
| Coca-Cola | 2,753,000 | 144,010 |
| | | 258,814 |
| **Food & Staples Retailing 1.6%** | | |
| CVS Caremark | 2,255,800 | 82,224 |
| Wal-Mart | 2,060,000 | 99,106 |
| | | 181,330 |
| **Food Products 1.4%** | | |
| General Mills | 1,481,150 | 86,529 |
| Kraft Foods, Class A | 1,945,500 | 68,579 |
| | | 155,108 |
| **Household Products 0.3%** | | |
| Procter & Gamble | 510,700 | 31,250 |
| | | 31,250 |
| Total Consumer Staples | | 626,502 |
| **ENERGY 3.7%** | | |
| **Energy Equipment & Services 0.4%** | | |
| Baker Hughes | 476,700 | 40,105 |
| | | 40,105 |
| **Oil, Gas & Consumable Fuels 3.3%** | | |
| CNX Gas (1) | 1,764,200 | 53,984 |
| Murphy Oil | 3,870,000 | 230,033 |
| Total, ADR | 955,500 | 77,376 |
| | | 361,393 |
| Total Energy | | 401,498 |
| **FINANCIALS 14.1%** | | |
| **Capital Markets 1.5%** | | |
| Ameriprise Financial | 1,550,100 | 98,540 |

| | | |
|---|---|---|
| **Real Estate Management & Development 0.3%** | | |
| St. Joe (2) | 590,000 | 27,341 |
| | | 27,341 |
| Total Financials | | 1,556,113 |
| **HEALTH CARE 6.3%** | | |
| **Health Care Equipment & Supplies 1.1%** | | |
| Baxter International | 940,000 | 52,959 |
| Boston Scientific (1) | 1,201,500 | 18,431 |
| Covidien (1) | 1,220,600 | 52,608 |
| | | 123,998 |
| **Health Care Providers & Services 1.0%** | | |
| Cardinal Health | 1,598,200 | 112,897 |
| | | 112,897 |
| **Pharmaceuticals 4.2%** | | |
| Merck | 1,464,000 | 72,907 |
| Pfizer | 5,722,600 | 146,327 |
| Roche Holding (CHF) | 253,000 | 44,785 |
| Wyeth | 3,390,000 | 194,383 |
| | | 458,402 |
| Total Health Care | | 695,297 |
| **INDUSTRIALS & BUSINESS SERVICES 9.1%** | | |
| **Aerospace & Defense 0.3%** | | |
| Honeywell International | 642,000 | 36,132 |
| | | 36,132 |
| **Airlines 0.8%** | | |
| Southwest Airlines | 6,109,700 | 91,096 |
| | | 91,096 |

| | | |
|---|---|---|
| **Semiconductor & Semiconductor Equipment 1.7%** | | |
| Intel | 7,765,000 | 184,496 |
| | | 184,496 |
| **Software 1.7%** | | |
| Microsoft | 6,445,200 | 189,940 |
| | | 189,940 |
| Total Information Technology | | 685,084 |
| **MATERIALS 2.3%** | | |
| **Chemicals 0.5%** | | |
| Chemtura | 1,593,656 | 17,705 |
| DuPont | 691,200 | 35,141 |
| | | 52,846 |
| **Paper & Forest Products 1.8%** | | |
| Bowater | 1,756,000 | 43,813 |
| International Paper | 4,031,400 | 157,426 |
| | | 201,239 |
| Total Materials | | 254,085 |
| **TELECOMMUNICATION SERVICES 3.5%** | | |
| **Diversified Telecommunication Services 2.4%** | | |
| AT&T | 5,236,052 | 217,296 |
| Verizon Communications | 1,175,000 | 48,375 |
| | | 265,671 |
| **Wireless Telecommunication Services 1.1%** | | |
| Sprint Nextel | 5,881,000 | 121,795 |
| | | 121,795 |
| Total Telecommunication Services | | 387,466 |

| | | |
|---|---|---|
| **MATERIALS 0.1%** | | |
| **Containers & Packaging 0.1%** | | |
| Owens-Illinois | 321,000 | 13,562 |
| Total Materials | | 13,562 |
| **TELECOMMUNICATION SERVICES 0.2%** | | |
| **Wireless Telecommunication Services 0.2%** | | |
| Crown Castle International | 267,251 | 15,423 |
| Total Telecommunication Services | | 15,423 |
| **UTILITIES 0.2%** | | |
| **Independent Power Producers & Energy Traders 0.2%** | | |
| NRG Energy | 8,800 | 18,834 |
| Total Utilities | | 18,834 |
| Total Convertible Preferred Stocks (Cost $226,320) | | 272,837 |
| **CONVERTIBLE BONDS 7.8%** | | |
| Actuant, 2.00%, 11/15/23 | 2,000,000 | 3,234 |
| Alliant Techsystems, 3.00%, 8/15/24 | 7,432,000 | 10,454 |
| Amgen, 0.375%, 2/1/13 | 37,857,000 | 33,514 |
| Amgen, 0.375%, 2/1/13 (3) | 66,293,000 | 58,688 |
| Beckman Coulter, 2.50%, 12/15/36 (3) | 16,828,000 | 17,877 |
| Crown Castle, 4.00%, 7/15/10 | 11,055,000 | 37,024 |
| Henry Schein, 3.00%, 8/15/34 | 23,590,000 | 30,441 |
| Hercules, 6.50%, 6/30/29 | 14,559,000 | 12,230 |
| Invitrogen, 3.25%, 6/15/25 | 33,684,000 | 34,188 |
| Liberty Media, 3.25%, 3/15/31 | 102,120,000 | 88,382 |
| Liberty Media, 3.50%, 1/15/31 | 61,115,000 | 50,576 |
| Lifepoint Hospitals, 3.25%, 8/15/25 | 34,053,000 | 31,915 |

| | | |
|---|---|---|
| Lucent Technologies, Series A, VR, 2.75%, 6/15/23 | 18,261,000 | 19,316 |
| Lucent Technologies, Series B, VR, 2.75%, 6/15/25 | 97,993,000 | 110,350 |
| Newport, 2.50%, 2/15/12 | 5,000,000 | 4,716 |
| Newport, 2.50%, 2/15/12 (3) | 11,293,000 | 10,650 |
| Oil States International, 2.375%, 7/1/25 | 19,824,000 | 29,134 |
| Peabody Energy, 4.75%, 12/15/66 | 82,330,000 | 87,709 |
| Schlumberger, Series A, 1.50%, 6/1/23 | 19,236,000 | 45,376 |
| Schlumberger, Series B, 2.125%, 6/1/23 | 27,361,000 | 58,495 |
| United Dominion Realty Trust, 4.00%, 12/15/35 | 32,670,000 | 34,407 |
| USF&G, VR, 0.00%, 3/3/09 | 15,349,000 | 14,685 |
| Valeant Pharmaceuticals, 4.00%, 11/15/13 | 40,884,000 | 38,260 |
| Total Convertible Bonds (Cost $760,635) | | 861,621 |

**CORPORATE BONDS 2.0%**

| | | |
|---|---|---|
| American Tower, 7.125%, 10/15/12 | 13,008,000 | 13,366 |
| American Tower, 7.50%, 5/1/12 | 685,000 | 705 |
| Cincinnati Gas & Electric, 5.70%, 9/15/12 | 23,768,000 | 23,808 |
| CSC Holdings, 7.25%, 7/15/08 | 10,600,000 | 10,706 |
| Nextel Communications, 7.375%, 8/1/15 | 94,903,000 | 95,125 |
| Southern Power, 6.25%, 7/15/12 | 13,700,000 | 14,067 |
| Teco Energy, 7.00%, 5/1/12 | 11,300,000 | 11,695 |
| Williams Companies, STEP, 8.125%, 3/15/12 | 19,425,000 | 20,663 |
| Xerox, 9.75%, 1/15/09 | 31,150,000 | 33,026 |
| Total Corporate Bonds (Cost $224,251) | | 223,161 |

**U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 8.1%**

**U.S. Treasury Obligations 8.1%**

| | | |
|---|---|---|
| U.S. Treasury Notes, 4.50%, 5/15/10 | 27,640,000 | 27,346 |

The accompanying notes are an integral part of these financial statements.

Unaudited

## Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

| | |
|---|---|
| **Assets** | |
| Investments in securities, at value | |
| Non-affiliated companies (cost $7,740,481) | $ 9,185,666 |
| Affiliated companies (cost $1,817,486) | 1,817,486 |
| Total investments in securities | 11,003,152 |
| Interest and dividends receivable | 35,746 |
| Receivable for investment securities sold | 31,429 |
| Receivable for shares sold | 16,824 |
| Other assets | 335 |
| Total assets | 11,087,486 |
| **Liabilities** | |
| Payable for investment securities purchased | 33,206 |
| Obligation to return securities lending collateral | 27,016 |
| Payable for shares redeemed | 6,660 |
| Investment management fees payable | 5,442 |
| Due to affiliates | 510 |
| Other liabilities | 483 |
| Total liabilities | 73,317 |
| **NET ASSETS** | $ 11,014,169 |
| **Net Assets Consist of:** | |
| Undistributed net investment income | $ 103,922 |
| Undistributed net realized gain | 403,182 |
| Net unrealized gain | 1,445,186 |
| Paid-in capital applicable to 497,213,587 no par value shares of beneficial interest outstanding; unlimited number of shares authorized | 9,061,879 |
| **NET ASSETS** | $ 11,014,169 |

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

## Statement of Changes in Net Assets

($ 000s)

| | 6 Months Ended 6/30/07 | Year Ended 12/31/06 |
|---|---|---|
| **Increase (Decrease) in Net Assets** | | |
| Operations | | |
| Net investment income | $ 119,361 | $ 189,264 |
| Net realized gain | 346,832 | 862,708 |
| Change in net unrealized gain | 271,352 | 88,267 |
| Increase in net assets from operations | 737,545 | 1,140,239 |
| Distributions to shareholders | | |
| Net investment income | | |
| Investor Class | – | (203,039) |
| Advisor Class | – | (1,006) |
| Net realized gain | | |
| Investor Class | – | (755,178) |
| Advisor Class | – | (4,057) |
| Decrease in net assets from distributions | – | (963,280) |
| Capital share transactions* | | |
| Shares sold | | |
| Investor Class | 1,557,975 | 2,321,862 |
| Advisor Class | 112,595 | 43,594 |
| Shares issued in connection with fund acquisition - Investor Class | – | 47,760 |
| Distributions reinvested | | |
| Investor Class | – | 909,911 |
| Advisor Class | – | 4,772 |
| Shares redeemed | | |
| Investor Class | (743,902) | (1,528,557) |
| Advisor Class | (13,208) | (17,515) |
| Increase in net assets from capital share transactions | 913,460 | 1,781,827 |
| **Net Assets** | | |
| Increase during period | 1,651,005 | 1,958,786 |
| Beginning of period | 9,363,164 | 7,404,378 |
| **End of period** | **$ 11,014,169** | **$ 9,363,164** |
| Undistributed net investment income (loss) | 103,922 | (15,439) |

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Capital Appreciation Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in common stocks. It may also hold fixed-income and other securities to help preserve principal value. The fund has two classes of shares: the Capital Appreciation Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1986, and Capital Appreciation Fund–Advisor Class (Advisor Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $74,000 for the six months ended June 30, 2007. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Any income tax-related interest and penalties would be classified as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2007, the value of loaned securities was $26,218,000; aggregate collateral consisted of $27,016,000 in the money market pooled trust.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,843,594,000 and $1,755,014,000, respectively, for the six months ended June 30, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2007.

At June 30, 2007, the cost of investments for federal income tax purposes was $9,557,967,000. Net unrealized gain aggregated $1,445,186,000 at period-end, of which $1,494,297,000 related to appreciated investments and $49,111,000 related to depreciated investments.

NOTE 4 - ACQUISITION

On June 19, 2006, the fund acquired substantially all of the assets of the Preferred Asset Allocation Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated February 15, 2006, and approved by shareholders of the acquired fund on June 9, 2006. The acquisition was accomplished by a tax-free exchange of 2,335,428 shares of the fund (with a value of $47,760,000) for the 3,785,570 shares of the acquired fund outstanding on June 19, 2006. The net assets of the acquired fund at that date included $5,188,000 of unrealized depreciation. Net assets of the acquired fund were combined with those of the fund, resulting in aggregate net assets of $7,878,477,000 immediately after the acquisition.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2007, expenses incurred pursuant to these service agreements were $69,000 for Price Associates, $2,462,000 for T. Rowe Price Services, Inc., and $835,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees. During the six months ended June 30, 2007, dividend income from the T. Rowe Price Reserve Investment Funds totaled $54,951,000, and the value of shares of the T. Rowe Price Reserve Investment Funds held at June 30, 2007, and December 31, 2006, was $1,817,486,000 and $1,844,974,000, respectively.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Trustees (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (for both classes) was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the expense ratio for the Investor Class was above the median for certain groups of comparable funds but below the median for other groups of comparable funds and that the expense ratio for the Advisor Class was at or below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Appreciation Fund

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 17, 2007